Exhibit 10.4

REVOLVING NOTE

February 8, 2013
$6,000,000.00	New York, New York

This Revolving Note is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement, dated as of February 8, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Teletouch Communications, Inc., a Delaware corporation and Progressive Concepts, Inc., a Texas corporation (collectively, the “Borrowers” and each individually, a “Borrower”), the lenders that are or may from time to time become parties hereto (collectively, the “Lenders” and each individually, a “Lender”), and DCP Teletouch Lender, LLC, as administrative agent (“Agent”) for itself and the Lenders. Capitalized terms used but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

FOR VALUE RECEIVED, Borrowers hereby, jointly and severally, promise to pay to the order of DCP Teletouch Lender, LLC (the “Holder”), at the office of Agent located at One Barker Ave., Suite 260, White Plains, NY 10601 or at such other place as Agent may from time to time designate to Borrowers in writing:

(i)        the principal sum of SIX MILLION AND 00/100 DOLLARS ($6,000,000.00) or, if different, from such amount, the unpaid principal balance of Holder’s Commitment Percentage of the Revolving Loans as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence and during the continuation of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

(ii)       interest on the principal amount of this Revolving Note from time to time outstanding until such principal amount is paid in full at the applicable rate set forth in, and in accordance with the provisions of, the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest may be payable at the Default Rate. In no event, however, shall interest exceed the maximum interest rate permitted by law.

This Revolving Note is one of the Revolving Notes referred to in the Loan Agreement and is secured by the Liens granted to Agent, for the benefit of Lenders, pursuant to the Loan Agreement and the other Loan Documents, is entitled to the benefits of the Loan Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

This Revolving Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

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If an Event of Default under Section 13.1(f) of the Loan Agreement shall occur, then this Revolving Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is collected by or through an attorney at law. If any other Event of Default shall occur and be continuing under the Loan Agreement or any of the other Loan Documents, then this Revolving Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

This Revolving Note shall be construed and enforced in accordance with the laws of the State of New York.

Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the Undersigned have caused this Revolving Note to be executed and delivered by its duly authorized officer on the date first above written.

TELETOUCH COMMUNICATIONS, INC.

By:	/s/ Thomas A. Hyde, Jr.
	Name:	Thomas A. Hyde Jr.
	Title:	President and Chief Operating Officer

PROGRESSIVE CONCEPTS, INC.

By:	/s/ Thomas A. Hyde, Jr.
	Name:	Thomas A. Hyde Jr.
	Title:	President and Chief Executive Officer

[Revolving Note]

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